Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Charles El-Moussa, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

     1. the annual report on Form 10-K of NetFone, Inc. for the year ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of NetFone, Inc.

January 10, 2011


/s/ Charles El-Moussa
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Charles El-Moussa
President, Secretary, Treasurer and
Director (Principal Executive Officer,
Principal Financial Officer and
Principal Accounting Officer)